U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2015 (March 9, 2015)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On March 9, 2015, the Board of Directors dismissed Messineo & Co., CPA’s LLC (“MESSINEO”) as the Company’s independent accountants.

b.	MESSINEO’s report on the financial statements for the year ended December 31, 2013, which represents the only year in which MESSINEO audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period ending September 30, 2014, there have been no disagreements with MESSINEO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MESSINEO, would have caused them to make reference thereto in their report on the financial statements. Through the interim period March 9, 2015 (the date of dismissal of the former accountant), there have been no disagreements with MESSINEO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MESSINEO would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized MESSINEO to respond fully to the inquiries of the successor accountant.

e.	During the interim period through March 9, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to MESSINEO prior to the date of the filing of this Report and requested that MESSINEO furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On March 9, 2015, the Company engaged Sadler, Gibb & Associates, L.L.C (“Sadler, Gibb”) of Salt Lake City, Utah as its new registered independent public accountant. During the years ended December 31, 2013, and 2012, and prior to March 9, 2015 (the date of the new engagement), we did not consult with Sadler, Gibb regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Sadler, Gibb, in either case where written or oral advice provided by Sadler, Gibb would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT
16.1	Letter from Messineo & Co., CPA’s LLC, Certified Public Accountants, dated March 9, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: March 10, 2015	/s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer